This is filed pursuant to Rule 497(e).

AllianceBernstein Select Investor Series, Inc.
File Nos. 333-08818 and 811-09176.

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ALLIANCEBERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT [LOGO] (SM)

                                 ALLIANCEBERNSTEIN SELECT INVESTOR SERIES, INC.
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      Supplement dated October 3, 2003 to the Prospectuses dated March 31, 2003 of AllianceBernstein Select Investor Series--Premier Portfolio, Technology Portfolio and Biotechnology Portfolio (the "Fund"). This Supplement provides additional information under the heading "Management of the Fund".

Management of the Fund

      Alliance Capital Management L.P., the Fund's Adviser, has issued a press release announcing that it has been contacted by the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares, and that Alliance Capital has been providing full cooperation.

      Alliance Capital also announced that, based on the preliminary results of its own ongoing internal investigation concerning mutual fund transactions, it has identified conflicts of interest in connection with certain market timing transactions. In this regard, Alliance Capital has suspended two of its employees, one of whom had been an officer of the Fund and the other of whom had been an executive involved in selling Alliance Capital's hedge fund products.

      Alliance Capital also announced that its Board of Directors authorized a special committee, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, to direct and oversee a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

You should retain this Supplement with your prospectus for future reference.
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